Exhibit (c)(4)

Privileged and Confidential / Not to be Copied or Distributed
12 July 2010
PROJECT OSAKA - UPDATE OF VALUATION ANALYSIS
Information presented may vary subject to legal advice

Privileged and Confidential / Not to be Copied or Distributed
Table of Contents
I. BUSINESS PLAN UPDATE
II. PRELIMINARY IMPACT ON VALUATION
III. PRELIMINARY SYNERGIES ANALYSIS
APPENDIX
TABLE OF CONTENTS

Privileged and Confidential / Not to be Copied or Distributed
I.  BUSINESS PLAN UPDATE

100%
75%
50%
25%
0%
61%
52%
66%
3%
16%
36%
32%
34%
Sales
Opex
Capex
€
NIS
$/Other

PERELLA WEINBERG PARTNERS

Privileged and Confidential / Not to be Copied or Distributed
REVENUES
GROSS PROFIT
CAPITAL EXPENDITURE
EBITDA(2)
BASE CASE FINANCIALS (EXCL. SYNERGIES)
US$m
US$m
US$m
US$m
% Growth
% Revenues
% Revenues
% Revenues
Source:  Shamrock filings, PWP analysis, FY 2009 financials pro forma adjusted for Australia and Thailand acquisitions
Note: (1) Organic revenue growth at constant FX rates; PwC analysis of organic revenue growth at constant FX rates for 2008 and 2009
 (2) EBITDA on Non-GAAP basis but adjusted for stock option expenses (c. $0.5m per year)
– Base Case was built based on
 the Shamrock management case
 adjusted for (i) more realistic
 FX rates (€/$1.20 from 2011)
 and (ii) 5% organic growth rate
 (vs. 8.6% assumed by Shamrock
 management)
– 5% organic growth consistent
 with growth observed in Q1
 2010 (4.4%) and with PwC
 estimate of pro forma growth
 excl. FX in 2008 (5.9%) and
 2009 (3.7%)
– Margin developments in line
 with management case
(1)
FX EXPOSURE 2010
CAGR 2010 - 2014:  4.5%
CAGR 2010 - 2014:  6.0%
CAGR 2010 - 2014:  8.2%
BUSINESS PLAN UPDATE
97
120
140
151
153
158
166
174
183
0
50
100
150
200
250
2006A
2007A
2008A
2009PF
2010E
2011E
2012E
2013E
2014E
0%
2%
4%
6%
8%
10%
53
65
76
81
81
84
89
96
103
0
30
60
90
120
150
2006A
2007A
2008A
2009PF
2010E
2011E
2012E
2013E
2014E
50%
52%
54%
56%
58%
60%
13.3
18.1
22.9
27.1
29.6
30.2
33.4
37.1
40.6
0
10
20
30
40
50
60
2006A
2007A
2008A
2009PF
2010E
2011E
2012E
2013E
2014E
12%
15%
18%
21%
24%
27%
7.2
12.9
4.4
3.4
8.3
9.7
10.4
10.6
10.2
0
3
6
9
12
15
2006A
2007A
2008A
2009PF
2010E
2011E
2012E
2013E
2014E
0%
3%
6%
9%
12%
15%

Key Assumptions

	Base Case	Mgmt Plan
FX		
€/$		
2010	1.27	1.40
2011 - 2014	1.20	1.40
$/NIS		
2010 - 2014	3.80	3.80
Organic Growth		
2010	5.0%	9.4%
2011 - 2014 (p.a.)	5.0%	8.6%

Operating Costs

Base Case Opex based on same % margins as per Shamrock management plan (plan using €/$1.40, $/NIS 3.80)

Capex and D&A

Base Case has same $ amounts as provided in Shamrock management plan (sensitivity plan using €/$1.20, $/NIS 3.85), less $0.5m per year due to FX effect as indicated by Shamrock's advisor

CAGR 2010 - 2014:
4.5%
8.6%

CAGR 2010 - 2014:
6.0%
10.4%

EBITDA(*)

CAGR 2010 - 2014:
8.2%
13.1%

PERELLA WEINBERG PARTNERS

Privileged and Confidential / Not to be Copied or Distributed
REVENUES
GROSS PROFIT
CAPITAL EXPENDITURE
BASE CASE FINANCIALS - COMPARISON TO SHAMROCK MANAGEMENT CASE
US$m
US$m
US$m
US$m
% Growth
% Revenues
% Revenues
% Change in Revenues
Source:  PWP analysis, Shamrock Management Plan
Note: (1) EBITDA on Non-GAAP basis but adjusted for stock option expenses
BUSINESS PLAN UPDATE
153
158
166
174
183
166
180
196
213
231
0
50
100
150
200
250
2010
2011
2012
2013
2014
0%
5%
10%
15%
20%
25%
Base Case
Management
Growth
Mgmt Growth
81
84
89
96
103
88
97
107
119
131
0
40
80
120
160
2010
2011
2012
2013
2014
40%
45%
50%
55%
60%
Base Case
Management
Margin
Mgmt Margin
29.6
30.2
33.4
37.1
40.6
31.2
34.4
39.3
45.0
51.0
0
15
30
45
60
2010
2011
2012
2013
2014
15%
18%
21%
24%
27%
Base Case
Management
Margin
Mgmt Margin
8.3
9.7
10.4
10.6
10.2
8.6
10.4
11.1
11.4
11.0
0
3
6
9
12
15
2010
2011
2012
2013
2014
0%
2%
4%
6%
8%
10%
Base Case
Management
% Rev
Mgmt % Rev

Annual Organic Growth Rate 2011 - 2014				
		2.0%	3.5%	5.0%	6.5%	8.6%
€/US$ FX Rate	1.00	153.4	162.6	172.3	182.3	197.1
	1.10	158.1	167.6	177.5	187.9	203.2
	1.20	162.8	172.6	**182.8**	193.5	209.2
	1.30	167.5	177.6	188.1	199.1	215.2
	1.40	172.2	182.5	193.3	204.6	221.2

€/US$ FX Rate

US$/NIS FX Rate

US$/NIS FX Rate

PERELLA WEINBERG PARTNERS

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SENSITIVITY TO CHANGES IN FX RATES AND GROWTH RATES (EXCL. SYNERGIES)
Revenues FY2014
EBITDA FY2014(1)
2010 BASE CASE + BASE CASE SENSITIVITY TO US$/NIS EXCHANGE RATE (BASED ON €/US$ OF 1.20)
2010 BASE CASE + BASE CASE SENSITIVITY TO €/US$ EXCHANGE RATE (BASED ON US$/ NIS OF 3.80)
Source:  PWP analysis
Note: (1) EBITDA on Non-GAAP basis but adjusted for stock option expenses
2010 Starting
Point
Organic Growth
5.0%
FX
€/$ 1.27
Revenues
$153m
EBITDA
$29.6m
BUSINESS PLAN UPDATE
Revenues FY2014
EBITDA FY2014(1)
2010 Starting
Point
Organic Growth
5.0%
FX
€/$ 1.27
Revenues
$153m
EBITDA
$29.6m
Annual Organic Growth Rate 2011 - 2014
41.2
2.0%
3.5%
5.0%
6.5%
8.6%
1.00
34.4
36.0
37.6
39.4
41.9
1.10
35.7
37.4
39.1
41.0
43.7
1.20
37.0
38.8
40.6
42.5
45.4
1.30
38.3
40.2
42.1
44.1
47.1
1.40
39.7
41.6
43.6
45.7
48.8
Annual Organic Growth Rate 2011 - 2014
182.8
2.0%
3.5%
5.0%
6.5%
8.6%
3.40
163.4
173.3
183.5
194.2
210.0
3.60
163.1
172.9
183.1
193.8
209.6
3.80
162.8
172.6
182.8
193.5
209.2
4.00
162.5
172.3
182.5
193.2
208.8
4.20
162.3
172.0
182.2
192.9
208.5
Annual Organic Growth Rate 2011 - 2014
41.2
2.0%
3.5%
5.0%
6.5%
8.6%
3.40
34.9
36.6
38.3
40.1
42.7
3.60
36.0
37.7
39.5
41.4
44.1
3.80
37.0
38.8
40.6
42.5
45.4
3.85
37.2
39.0
40.9
42.8
45.7
4.20
38.7
40.6
42.5
44.5
47.5

Privileged and Confidential / Not to be Copied or Distributed
II.  PRELIMINARY IMPACT ON VALUATION

Capitalization ($m) - As of 31-Mar-10	
Share Price ($) (as of 08-Jul-10)	8.90
Fully Diluted Shares Outstanding (m)	16.9
Market Capitalization	**150.8**
Net Financial Debt	**(1.7)**
Deferred Payment Obligations & Options	4.4
Payments Related to Intangible Assets	0.4
Advances from Customers	0.4
FIN 48 Tax Risk	1.3
Tax Risks (identified to date)	1.1
Adjustments to Net Financial Debt	**7.6**
Enterprise Value	**156.7**
Associates	(1.3)
Minorities[1]	10.5
Adjusted Enterprise Value	**165.8**

Trading Multiples

	Dec-09E	Dec-10E	Dec-11E
Adj. EV/ Sales	1.10x	1.08x	1.05x
Adj. EV/ EBITDA	6.1x	5.6x	5.5x
P/E	10.7x	8.9x	8.7x

Trading Volumes

	Shares(m)	% S/O	% FF[2]
LTM	5.5	33%	89%
L3Y	10.8	64%	175%

Shamrock Volume
Shamrock
Eric
Russell 2000
Tel Aviv 100
35
30
25
20
15
10
5
0
350
300
250
200
150
100
50
0
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10

Shamrock Volume
Shamrock
Eric
Russell 2000
Tel Aviv 100
12
11
10
9
8
7
6
120
100
80
60
40
20
0
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10

Source: Company Filings, Factset, PWP forecasts
Note: (1) Estimated by applying 11.0x EBIT multiple on 2010E minority interests

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CAPITAL MARKETS UPDATE
Volume (k)
SHARE PRICE PERFORMANCE SINCE IPO
 (2) Free float assumed to be 36.8% of TSO; excludes K-Shamrock
$
SHARE PRICE PERFORMANCE SINCE INITIATION OF DISCUSSIONS
Volume (k)
$
PRELIMINARY IMPACT ON VALUATION ANALYSIS

Deferred Payment Obligation to Shareholder 1 - Shamir Insight Inc.	0.1
	Deferred Payment Obligation to Shareholder 2 - Shamir Insight Inc.	0.6
	Deferred Payment Obligation to Shareholders - Shamir Insight Inc.	0.7
	Deferred Payment Obligation - Australia	0.4
	Earn out Payable in March 2013 - Australia	0.2
	Deferred Payment Obligation in Australia	0.6
	Deferred Payment Obligation in Germany	0.7
	Total Deferred Payment Obligations	**2.0**
	Estimated Contractual Value of South Africa Put Option[1]	1.4
	Estimated Contractual Value of Australia Call Option[2]	1.0
	Total Options	**2.4**
	Total Deferred Payment Obligations & Options	**4.4**
+	Payments Related to Intangible Assets (deferred payments for specific know-how)	0.4
+	Advances from Customers (one-off - not part of recurring working capital)	0.4
+	FIN 48 Tax Risk	1.3
+	Tax Risks (identified to date)	1.1
=	**Total Adjustments to Net Debt**	**7.6**

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NET DEBT ADJUSTMENTS
Source:  Information provided by Shamrock, PwC report “Preliminary findings”
Note: (1) Contingent liability booked by the company
 (2) Redeemable non-controlling interest liability booked by the company
All figures in $ millions
– Based on the PwC financial
 due diligence findings, we
 have adjusted the net debt
 calculation for items not
 reflected in the 31-Mar-10
 published financial debt
– In relation to the South
 Africa put option and the
 Australia call option, note
 that Shamrock already
 consolidates 100% of the
 two businesses; hence no
 further adjustment beyond
 the net debt adjustment
 required
PRELIMINARY IMPACT ON VALUATION ANALYSIS

EBIT	19.6	21.9	21.9	24.8	28.3	32.3	30.9
EBIT after allocation to minorities	19.1	20.9	20.9	23.7	27.1	30.9	29.6

	Perpetual Growth Rate of			Perpetual Growth Rate of			Perpetual Growth Rate of			Perpetual Growth Rate of		
(WACC)	1.50%	2.00%	2.50%	1.50%	2.00%	2.50%	1.50%	2.00%	2.50%	1.50%	2.00%	2.50%

€/US$ FX Rate

	Perpetual Growth Rate of			Perpetual Growth Rate of								
(WACC)	1.50%	2.00%	2.50%	1.50%	2.00%	2.50%	1.50%	2.00%	2.50%	1.50%	2.00%	2.50%

Perella Weinberg Partners

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DISCOUNTED CASH FLOW ANALYSIS OF THE BASE CASE (EXCL. SYNERGIES)
– Base Case forecasts (as per
 p.12)
– All projections discounted
 to 30 June 2010
– DCF analysis based on
 WACC of 8.75% and
 PGR of 2.0%
Note: (1) EBITDA on Non-GAAP basis but adjusted for stock option expenses
 (2) Enterprise value plus reported 31-Mar-10 net cash ($1.7m), less adjustments to net debt ($7.6m), plus accumulated cash flow between 31-Mar-10 and 30-Jun-10 ($3.5m) and plus associates
 ($1.3m). 16.8m shares outstanding plus dilutive effect of in-the-money options at different price levels
 (3) Based on US$/NIS FX rate of 3.80
VALUE PER SHARE SENSITIVITY(3)
Incl. Definity®
Excl. Definity®
PRELIMINARY IMPACT ON VALUATION ANALYSIS
All value in US$m, FY Dec
2008A
2009PF
2010E
2011E
2012E
2013E
2014E
Nrml
Revenues
140.3
151.0
153.4
157.9
165.8
174.1
182.8
182.8
Growth %
7.6%
1.6%
2.9%
5.0%
5.0%
5.0%
-
EBITDA
(1)
22.9
27.1
29.6
30.2
33.4
37.1
40.6
40.6
Margin %
16.3%
18.0%
19.3%
19.1%
20.2%
21.3%
22.2%
22.2%
Less: Depreciation
(7.8)
(7.5)
(7.7)
(8.2)
(8.7)
(8.8)
(8.4)
(9.7)
Depreciation / Capex %
221.5%
93.0%
84.9%
83.0%
82.4%
81.7%
95.0%
Depreciation / Revenues %
5.5%
5.0%
5.0%
5.2%
5.2%
5.0%
4.6%
5.3%
Less: Allocation to minorities
(0.5)
(1.0)
(1.0)
(1.1)
(1.2)
(1.3)
(1.3)
Less: Tax Paid
(4.0)
(5.0)
(4.9)
(5.2)
(5.6)
(6.2)
(5.9)
Effective Tax Rate %
20.8%
23.9%
23.5%
22.0%
20.8%
20.2%
20.0%
Tax-Effected EBITA
15.1
15.9
16.0
18.5
21.5
24.7
23.6
Plus: Change in WC and Other
(0.8)
(1.6)
(1.4)
(1.6)
(1.6)
(1.6)
(1.7)
Change in WC / Change in Revenues
(7.3%)
(66.3%)
(30.8%)
(20.4%)
(19.9%)
(18.4%)
(20.0%)
Plus: Depreciation
7.5
7.7
8.2
8.7
8.8
8.4
9.7
Less: Cash Capex
(3.4)
(8.3)
(9.7)
(10.4)
(10.6)
(10.2)
(10.2)
Capex / Revenues %
2.3%
5.4%
6.1%
6.3%
6.1%
5.6%
5.6%
Unlevered FCF
18.5
13.7
13.2
15.1
18.0
21.2
21.4
Discount
Implied TV as % of EV
PV of Terminal Value
Enterprise Value
Rate
8.25%
77.4%
78.8%
80.3%
225
244
267
291
310
333
8.50%
76.7%
78.1%
79.5%
215
233
253
280
298
318
8.75%
76.0%
77.3%
78.8%
205
222
241
270
287
305
9.00%
75.3%
76.6%
78.0%
196
212
229
261
276
293
9.25%
74.6%
75.9%
77.3%
188
202
218
252
266
282
Discount
Implied TV EBITDA Multiple
EV / EBITDA 10E
Rate
Valuation per Share ($)
(2)
8.25%
7.9x
8.6x
9.4x
9.8x
10.5x
11.2x
16.6
17.6
18.8
8.50%
7.6x
8.3x
9.0x
9.5x
10.1x
10.7x
16.0
16.9
18.1
8.75%
7.4x
8.0x
8.6x
9.1x
9.7x
10.3x
15.4
16.3
17.4
9.00%
7.1x
7.7x
8.3x
8.8x
9.3x
9.9x
14.9
15.7
16.7
9.25%
6.9x
7.4x
8.0x
8.5x
9.0x
9.5x
14.4
15.2
16.1
Enterprise Value
253
270
290
242
258
276
232
246
263
223
236
251
214
226
240
Valuation per Share ($)
(2)
14.5
15.4
16.5
13.9
14.7
15.7
13.4
14.1
15.0
12.8
13.5
14.4
12.4
13.0
13.8
Annual Organic Growth Rate 2011 - 2014
2.0%
3.5%
5.0%
6.5%
8.6%
1.00
13.1
14.0
14.9
15.9
17.3
1.10
13.8
14.7
15.6
16.6
18.0
1.20
14.5
15.4
16.3
17.3
18.7
1.30
15.2
16.1
17.0
18.0
19.4
1.40
15.9
16.8
17.8
18.7
20.2

Privileged and Confidential / Not to be Copied or Distributed
BRIDGE FROM PREVIOUS TO CURRENT FORECASTS AND DCF VALUATION
US$m
2010 EBITDA BRIDGE(1)
Source:  Shamrock budget and management plans - Analysis includes value of Definity® contract
Note: (1) EBITDA on GAAP basis, i.e. adjusted for stock option expense of $0.5m
 (2) Based on PF2009 figures for Thailand and Australia acquisitions
(2)
DCF VALUE BRIDGE ($ PER SHARE)
(0.2)
(2)
PRELIMINARY IMPACT ON VALUATION ANALYSIS
34.1
32.9
31.2
30.4
29.6
(1.2)
(1.8)
(0.7)
(0.8)
0
10
20
30
40
February
Forecasts
€/$ 1.50
Revised
Estimates
May
Budget
€/$ 1.50
FX Effect/
Revised Estimates
June
Forecasts
€/$ 1.40
Lower
€/$
June
Budget
€/$ 1.27
Reduced organic
growth
(5% vs. 9.4%)
Base Case
(€/$ 1.27)
19.8
19.6
21.6
16.3
(1.4)
2.0
(3.4)
(0.4)
0
10
20
30
February
Forecasts
€/$ 1.50
Mar-10 Net Debt
(vs. Sep-09)
February
Forecasts
€/$ 1.50
FX Effect/
Revised Estimates
June
Forecasts
€/$ 1.40
Reduced organic
growth
(5% vs. 8.6%)
Lower
€/$
Net Debt
Adjustments
(PwC)
Base Case
(€/$ 1.20)

Methodology	Range	Metric ($m)[3]	Price per Share ($)[1],[2]	Implied Ent. Value ($m)[2]
L3M Trading Range	Last three months trading range of stock	$7.19 - $9.91		7.2 - 9.9	136 - 181
Standalone Market Valuation[2]	2009E EV/EBITDA Comparable Multiples	9.0x - 10.0x	27.1	11.2 - 12.4	206 - 229
	2010E EV/EBITDA Comparable Multiples	8.0x - 9.0x	29.6	10.8 - 12.1	199 - 224
	2010 EV/EBIT Multiples	11.0x - 12.0x	21.9	11.0 - 11.9	203 - 220
Transaction Valuation[2]	LFY EV/EBITDA transaction comparables *(LFY based on Dec-09 financials)*	8.5x - 9.5x	27.1	10.4 - 11.6	193 - 215
	LFY+1 EV/EBITDA transaction comparables *(LFY+1 based on Dec-10 financials)*	8.0x - 9.0x	29.6	10.8 - 12.1	199 - 224
Discounted Cash Flow[2]	Based on 2010 - 2014 Base Case Perpetuity growth methodology	1.5% - 2.5% PGR	8.5% - 9.0% WACC	12.8 - 15.7	223 - 276

35% 70% 105%

Value Adjustment for Definity® Contract ($m)

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Privileged and Confidential / Not to be Copied or Distributed
(35%)
140%
0%
UPDATED PRELIMINARY VALUATION ANALYSIS - BASED ON CURRENT FINDINGS
Premium to current share price:
Sources:  PWP analysis, Shamrock filings
Notes: (1) Enterprise value plus net cash ($1.7m), less adjustments to net debt ($7.6m), less minorities ($10.5m; estimated by applying 11.0x EBIT multiple on 2010E minority interest) and plus associates ($1.3m); assumes 16.8m shares outstanding plus dilutive impact of in-the-money options for different price levels
 (2) Net of value attributed to the Definity® contract between Osaka and Essilor, representing $37.9m to $42.6m or $2.3 to $2.5 per share
 (3) Base Case before adjustment for potential loss of Definity® contract; figures on Non-GAAP basis but adjusted for stock option expenses
 (4) 2009 EBITDA pro forma for Thailand and Australia acquisitions
Current price:
$8.90
DCF range using “Essilor WACC” of 8.0%:
($15.1 - $17.4)
(4)
(4)
PRELIMINARY IMPACT ON VALUATION ANALYSIS
Current price +25% squeeze-out
premium: $11.13
Sales FY 2009
7.9
Assumed Gross Margin
60%
Estimated EBITDA impact
4.7
EBITDA Multiple Range
8.0x - 9.0x
Enterprise Value Range
37.9 - 42.6
Value Impact per Share ($)
2.3 - 2.5

Privileged and Confidential / Not to be Copied or Distributed
ANALYSIS AT VARIOUS PRICES (NO ADJUSTMENT FOR DEFINITY® CONTRACT)
Source:  Osaka Business Plan (excluding acquisitions)
Notes: (1) Based on fully diluted number of shares outstanding, using treasury method (16.8m shares outstanding plus dilutive impact of in-the-money options at different offer prices based on 1.5m options at an average strike price of $10.1)
 (2) Includes net cash ($1.7m), adjustments to net debt ($7.6m), minorities of $10.5m (estimated by applying 11.0x EBIT multiple on 2010E minority interest) and associates ($1.3m)
 (3) Not adjusted for loss of Definity® contract
 (4) Figures on Non-GAAP basis but adjusted for stock option expenses
 (5) 2009 figures pro forma for Thailand and Australia acquisitions
Respective LTM and NTM EBITDA multiples of FGX transaction (assumed Osaka transaction in June 2010)
Essilor current trading ranges
Applicable multiple range (9.0x - 10.0x for 2009 EBITDA, 8.0x - 9.0x for 2010 EBITDA)
(4),(5)
(4)
(4),(5)
(4)
(4)
(5)
PRELIMINARY IMPACT ON VALUATION ANALYSIS
Offer Price ($/ Share)
8.9
9.0
10.0
11.0
12.0
13.0
14.0
15.0
16.0
17.0
18.0
19.0
20.0
Premium to Current Share Price ($8.90/share)
0.0%
1.1%
12.4%
23.6%
34.8%
46.1%
57.3%
68.5%
79.8%
91.0%
102.2%
113.5%
124.7%
Premium to 30 day average ($8.73/share)
2.0%
3.1%
14.6%
26.0%
37.5%
48.9%
60.4%
71.9%
83.3%
94.8%
106.2%
117.7%
129.2%
Implied Market Value ($m)
(1)
151
153
170
188
206
224
243
261
279
297
316
334
352
Implied Enterprise Value ($m)
(2)
166
168
185
203
221
239
258
276
294
312
331
349
367
(3)
Sales '09A
151
1.10x
1.11x
1.23x
1.35x
1.47x
1.59x
1.71x
1.83x
1.95x
2.07x
2.19x
2.31x
2.43x
Sales '10E
153
1.08x
1.09x
1.21x
1.32x
1.44x
1.56x
1.68x
1.80x
1.92x
2.04x
2.15x
2.27x
2.39x
Sales '11E
158
1.05x
1.06x
1.17x
1.29x
1.40x
1.52x
1.63x
1.75x
1.86x
1.98x
2.09x
2.21x
2.32x
EBITDA '09A
27.1
6.1x
6.2x
6.8x
7.5x
8.2x
8.8x
9.5x
10.2x
10.8x
11.5x
12.2x
12.9x
13.5x
EBITDA '10E
29.6
5.6x
5.7x
6.3x
6.9x
7.5x
8.1x
8.7x
9.3x
9.9x
10.5x
11.2x
11.8x
12.4x
EBITDA '11E
30.2
5.5x
5.6x
6.1x
6.7x
7.3x
7.9x
8.5x
9.1x
9.7x
10.4x
11.0x
11.6x
12.2x
EBIT '09A
19.6
8.5x
8.6x
9.5x
10.4x
11.3x
12.2x
13.1x
14.1x
15.0x
15.9x
16.9x
17.8x
18.7x
EBIT '10E
21.9
7.6x
7.7x
8.5x
9.3x
10.1x
10.9x
11.8x
12.6x
13.4x
14.3x
15.1x
15.9x
16.8x
EBIT '11E
21.9
7.6x
7.6x
8.4x
9.3x
10.1x
10.9x
11.7x
12.6x
13.4x
14.2x
15.1x
15.9x
16.7x

Privileged and Confidential / Not to be Copied or Distributed
ANALYSIS AT VARIOUS PRICES (ADJUSTED FOR DEFINITY® CONTRACT)
Source:  Osaka Business Plan (excluding acquisitions)
Notes: (1) Based on fully diluted number of shares outstanding, using treasury method (16.8m shares outstanding plus dilutive impact of in-the-money options at different offer prices based on
 1.5m options at an average strike price of $10.1)
 (2) Includes net cash ($1.7m), adjustments to net debt ($7.6m), minorities of $10.5m (estimated by applying 11.0x EBIT multiple on 2010E minority interest) and associates ($1.3m)
 (3) Adjusted for loss of Definity® contract ($7.9m of sales; $4.7m of EBIT/ EBITDA)
 (4) Figures on Non-GAAP basis but adjusted for stock option expenses
 (5) 2009 figures pro forma for Thailand and Australia acquisitions
Respective LTM and NTM EBITDA multiples of FGX transaction (assumed Osaka transaction in June 2010)
Essilor current trading ranges
Applicable multiple range (9.0x - 10.0x for 2009 EBITDA, 8.0x - 9.0x for 2010 EBITDA)
(4),(5)
(4)
(4)
(4),(5)
(4)
(4)
(5)
PRELIMINARY IMPACT ON VALUATION ANALYSIS
Offer Price ($/ Share)
8.9
9.0
10.0
11.0
12.0
13.0
14.0
15.0
16.0
17.0
18.0
19.0
20.0
Premium to Current Share Price ($8.90/share)
0.0%
1.1%
12.4%
23.6%
34.8%
46.1%
57.3%
68.5%
79.8%
91.0%
102.2%
113.5%
124.7%
Premium to 30 day average ($8.73/share)
2.0%
3.1%
14.6%
26.0%
37.5%
48.9%
60.4%
71.9%
83.3%
94.8%
106.2%
117.7%
129.2%
Implied Market Value ($m)
(1)
151
153
170
188
206
224
243
261
279
297
316
334
352
Implied Enterprise Value ($m)
(2)
166
168
185
203
221
239
258
276
294
312
331
349
367
(3)
Sales '09A
143
1.16x
1.17x
1.30x
1.42x
1.55x
1.67x
1.80x
1.93x
2.06x
2.18x
2.31x
2.44x
2.57x
Sales '10E
146
1.14x
1.15x
1.27x
1.40x
1.52x
1.64x
1.77x
1.90x
2.02x
2.15x
2.27x
2.40x
2.52x
Sales '11E
150
1.11x
1.12x
1.24x
1.35x
1.47x
1.60x
1.72x
1.84x
1.96x
2.08x
2.20x
2.33x
2.45x
EBITDA '09A
22.4
7.4x
7.5x
8.3x
9.1x
9.9x
10.7x
11.5x
12.3x
13.1x
14.0x
14.8x
15.6x
16.4x
EBITDA '10E
24.9
6.7x
6.7x
7.4x
8.2x
8.9x
9.6x
10.3x
11.1x
11.8x
12.5x
13.3x
14.0x
14.7x
EBITDA '11E
25.4
6.5x
6.6x
7.3x
8.0x
8.7x
9.4x
10.1x
10.8x
11.6x
12.3x
13.0x
13.7x
14.4x
EBIT '09A
14.9
11.2x
11.3x
12.5x
13.7x
14.9x
16.1x
17.3x
18.6x
19.8x
21.0x
22.3x
23.5x
24.7x
EBIT '10E
17.2
9.7x
9.8x
10.8x
11.8x
12.9x
14.0x
15.0x
16.1x
17.1x
18.2x
19.3x
20.3x
21.4x
EBIT '11E
17.2
9.6x
9.7x
10.8x
11.8x
12.9x
13.9x
15.0x
16.0x
17.1x
18.1x
19.2x
20.3x
21.3x

Privileged and Confidential / Not to be Copied or Distributed
III.  PRELIMINARY SYNERGIES ANALYSIS

Privileged and Confidential / Not to be Copied or Distributed
PRELIMINARY ASSESSMENT OF IDENTIFIED SYNERGIES - 2014 RUN RATE
PRELIMINARY SYNERGIES ANALYSIS
– Assessment of impact on
 2014 revenues and EBIT
– Preliminary analysis
 prepared during 01-Jun-10
 and 02-Jun-10 sessions in
 Paris
– Joint work by Shamrock
 and Eric management on
 the basis of high level
 information sharing
Nature of Synergy
Description
US$m
Eric Channels (USA)
•
-
Increase of Shamrock's sales to Eric's labs
Increase from 3% to 6% in Shamir market share in Eric's labs
3.0
New Territories
•
-
Penetration of new markets (Asia, CEE, etc)
Eastern Europe, India, China, Latin America
10.0
Manufacturing Subcontracting
•
-
Shamrock as a supplier of lenses to Eric
Additions to Definity and other products
9.0
Negative Synergy
•
-
Impact of perceived loss of independence in US market
Loss of 10% of Shamrock's sales to independent labs in the US
(2.5)
Technology: Coating
•
-
Crizal approval
Increase of 10% in Shamrock sales to US market
5.0
R&D Projects
•
-
Development & Royalties
Assumes 3 designs per year
1.5
Total Revenue Synergies
26.0
Assumed Operating Profit Margin
18.0%
Incremental Operating Profit
4.7
Raw Materials
•
-
Reduction of raw materials costs
15% cost reduction on relevant raw materials & stock (on 80% of total purchases)
5.0
Logistics
•
-
Reduction in logistics costs
0.5pt savings out of 3.7% distribution costs
1.0
General & Administrative
•
-
Decrease in G&A costs
Mainly de-listing and insurance
0.7
Total Cost Synergies
6.7
Total EBIT Impact of Synergies
11.4

Privileged and Confidential / Not to be Copied or Distributed
IMPACT OF SYNERGIES ON BASE CASE FINANCIALS
Note: (1) Figures on Non-GAAP basis but adjusted for stock option expenses
PRELIMINARY SYNERGIES ANALYSIS
– Run-rate synergies achieved
 by 2014
– Assumed phasing: gradual
 revenue effect, faster
 implementation of costs
 savings as Shamrock
 quickly benefits from its
 association with the Eric
 platform
in US$m
2010
2011
2012
2013
2014
Revenues Standalone
153.4
157.9
165.8
174.1
182.8
Revenue Synergies
-
5.2
15.6
23.4
26.0
Assumed Phasing of Revenue Synergies
0.0%
20.0%
60.0%
90.0%
100.0%
Pro Forma Revenues
153.4
163.1
181.4
197.5
208.8
EBIT Standalone
(1)
21.9
21.9
24.8
28.3
32.3
% Margin
14.3%
13.9%
14.9%
16.3%
17.6%
Incremental EBIT from Revenue Synergies
-
0.9
2.8
4.2
4.7
Incremental EBIT from Cost Synergies
-
3.4
6.7
6.7
6.7
Assumed Phasing of Cost Synergies
0.0%
50.0%
100.0%
100.0%
100.0%
Pro Forma EBIT
21.9
26.2
34.3
39.2
43.6
% Pro Forma Margin
14.3%
16.1%
18.9%
19.9%
20.9%
Net Income Standalone
(1)
16.9
17.4
20.4
23.9
27.7
% Margin
11.0%
11.0%
12.3%
13.7%
15.2%
Net Income Impact of Synergies
-
3.3
7.5
8.9
9.5
Pro Forma Net Income
17.0
20.8
28.0
33.0
37.4
% Pro Forma Margin
11.1%
12.8%
15.5%
16.7%
17.9%

Tax-Effected EBITA	15.1	15.9	19.3	25.9	30.1	33.8	32.7

(WACC)	Perpetual Growth Rate of 1.50%	2.00%	2.50%

Perpetual Growth Rate of 1.50%	2.00%	2.50%

Perpetual Growth Rate of 1.50%	2.00%	2.50%

Perpetual Growth Rate of 1.50%	2.00%	2.50%

(WACC)	Perpetual Growth Rate of 1.50%	2.00%	2.50%

Perpetual Growth Rate of 1.50%	2.00%	2.50%

1.50%	2.00%	2.50%

1.50%	2.00%	2.50%

PERELLA WEINBERG PARTNERS

|

Privileged and Confidential / Not to be Copied or Distributed
DCF VALUE OF BASE CASE WITH SYNERGIES
Note: (1) EBITDA on Non-GAAP basis but adjusted for stock option expenses
 (2) Enterprise value plus reported 31-Mar-10 net cash ($1.7m), less adjustments to net det ($7.6m), plus accumulated cash flow between 31-Mar-10 and 30-Jun-10 ($3.5m) and plus associates
 ($1.3m), 16.8m shares outstanding plus dilutive effect of in-the-money options at different price levels
– DCF analysis based on
 base case standalone +
 synergies
– Assumes transaction date
 of 31-Dec-10, WACC of
 8.75% and PGR of 2.0%
– Value upside associated
 with synergies of c. $100m,
 equivalent to c. $6 per
 share (c. $50m or $3 per
 share adjusted for 50%
 execution risks)
PRELIMINARY SYNERGIES ANALYSIS
Incl. Definity®
Excl. Definity®
All value in US$m, FY Dec
2008A
2009PF
2010E
2011E
2012E
2013E
2014E
Nrml
Revenues
140.3
151.0
153.4
163.1
181.4
197.5
208.8
208.8
Growth %
7.6%
1.6%
6.3%
11.2%
8.9%
5.7%
-
EBITDA
(1)
22.9
27.1
29.6
34.5
42.9
48.0
52.0
52.0
Margin %
16.3%
18.0%
19.3%
21.1%
23.7%
24.3%
24.9%
24.9%
Less: Depreciation
(7.8)
(7.5)
(7.7)
(8.2)
(8.7)
(8.8)
(8.4)
(9.7)
Depreciation / Capex %
221.5%
93.0%
84.9%
83.0%
82.4%
81.7%
95.0%
Depreciation / Revenues %
5.5%
5.0%
5.0%
5.0%
4.8%
4.4%
4.0%
4.7%
EBIT
19.6
21.9
26.2
34.3
39.2
43.6
42.3
Less: Allocation to minorities
(0.5)
(1.0)
(1.0)
(1.1)
(1.2)
(1.3)
(1.3)
EBIT after allocation to minorities
19.1
20.9
25.2
33.2
38.0
42.3
40.9
Less: Tax Paid
(4.0)
(5.0)
(5.9)
(7.3)
(7.9)
(8.5)
(8.2)
Effective Tax Rate %
20.8%
23.9%
23.5%
22.0%
20.8%
20.2%
20.0%
Plus: Change in WC and Other
(0.8)
(1.6)
(1.4)
(1.6)
(1.6)
(1.6)
(1.7)
Change in WC / Change in Revenues
(7.3%)
(66.3%)
(14.3%)
(8.8%)
(10.2%)
(14.2%)
(15.0%)
Plus: Depreciation
7.5
7.7
8.2
8.7
8.8
8.4
9.7
Less: Cash Capex
(3.4)
(8.3)
(9.7)
(10.4)
(10.6)
(10.2)
(10.2)
Capex / Revenues %
2.3%
5.4%
5.9%
5.7%
5.4%
4.9%
4.9%
Unlevered FCF
18.5
13.7
16.4
22.5
26.6
30.3
30.5
Discount
Implied TV as % of EV
PV of Terminal Value
Enterprise Value
Rate
8.25%
78.6%
79.9%
81.3%
321
349
381
409
436
469
8.50%
77.9%
79.2%
80.6%
307
332
361
394
419
448
8.75%
77.2%
78.5%
79.9%
293
316
343
380
403
430
9.00%
76.5%
77.8%
79.2%
280
302
327
366
388
413
9.25%
75.9%
77.2%
78.5%
269
289
311
354
374
397
Discount
Implied TV EBITDA Multiple
EV / EBITDA 10E
Rate
Valuation per Share ($)
(2)
8.25%
8.8x
9.6x
10.5x
13.8x
14.7x
15.8x
23.0
24.5
26.3
8.50%
8.5x
9.2x
10.0x
13.3x
14.1x
15.1x
22.2
23.6
25.2
8.75%
8.2x
8.9x
9.6x
12.8x
13.6x
14.5x
21.4
22.7
24.2
9.00%
7.9x
8.6x
9.3x
12.4x
13.1x
13.9x
20.7
21.9
23.2
9.25%
7.7x
8.3x
8.9x
11.9x
12.6x
13.4x
20.0
21.1
22.4
Enterprise Value
371
396
426
356
379
406
342
363
387
329
348
370
316
334
354
Valuation per Share ($)
(2)
20.9
22.3
24.0
20.1
21.4
22.8
19.3
20.5
21.8
18.6
19.7
20.9
17.9
18.9
20.0
Value Creation Potential ($m)
Low
High
DCF Value Standalone
261
318
DCF Value Post Synergies
366
448
Value Upside from Synergies
105
130
2014 EBIT Impact of Synergies
11.4
Run rate EBIT Multiple
11.0x
12.0x
Value of Synergies at 30-Jun-14
125
137
Present Value at 30-Jun-10
89
98
Average Value Upside
97
114
of which Eric's Share (50%)
49
57
Average Value Upside
discounted for 50% execution risk
of which Eric's Share (50%)
24
28
49
57

Privileged and Confidential / Not to be Copied or Distributed
APPENDIX

Privileged and Confidential / Not to be Copied or Distributed
SHAMROCK REVENUE BRIDGE - FY 2009 TO FY 2010
Source:  Data provided by Shamrock, PWP analysis
Notes: (1) Represents 10 months of projected 2010 revenues (projected using Q1 2010 provided figures) as Australia has been consolidated as of 01-Nov-09
 (2) Represents 6 months of projected 2010 revenues (projected using Q1 2010 provided figures) as Thailand has been consolidated as of 01-Jul-09
 (3) Based on projected revenues in Euro of €43.3m and in NIS of 19.0m in 2010 and €/US$ exchange rates of 1.39 and 1.27 and US$/NIS of 3.93 and 3.80 in 2009 and 2010 respectively
REVENUE BRIDGE 2009A TO JUNE MANAGEMENT FORECASTS
$m
(1)
(2)
(3)
(3)
APPENDIX
142.4
7.6
166.3
146.1
158.7
153.4
5.3
7.3
2.6
6.0
(4.8)
0
50
100
150
200
Reported
FY 2009
Estimated
M&A
Australia
Estimated
M&A
Thailand
FX
Effect
PF for M&A
and FX
Organic growth
based
at 5%
Base Case
FY 2010
(5% growth)
Implied additional
organic growth
required
Budget
FY 2010
(€/$ 1.27)
FX
Effect
June
Forecasts
(€/$ 1.40)
Organic growth
rate of 5.0%
Implied additional
organic growth
rate of 3.6%

Privileged and Confidential / Not to be Copied or Distributed
SHAMROCK MANAGEMENT CASE AT €/$1.40, $/NIS 3.80 (JUNE FORECASTS)
Note: (1) Non GAAP post cost of stock options (c. $0.5m per year)
APPENDIX
(in USDm, FY end Dec)
2004A
2005A
2006A
2007A
2008A
2009A
2010E
2011E
2012E
2013E
2014E
Revenues
60.1
71.3
80.4
97.3
120.4
140.3
142.4
166.3
180.3
196.1
213.3
231.4
% Growth
12.8%
21.0%
23.8%
16.5%
1.5%
16.8%
8.4%
8.8%
8.7%
8.5%
COGS
(33.4)
(36.0)
(44.0)
(55.9)
(64.4)
(65.4)
(77.9)
(83.8)
(89.4)
(94.7)
(100.0)
% Revenues
(46.9%)
(44.8%)
(45.3%)
(46.4%)
(45.9%)
(46.0%)
(46.9%)
(46.5%)
(45.6%)
(44.4%)
(43.2%)
Non-GAAP/GAAP
Gross Profit
37.9
44.3
53.2
64.6
75.9
76.9
88.4
96.5
106.7
118.5
131.4
% Revenues
53.1%
55.2%
54.7%
53.6%
54.1%
54.0%
53.1%
53.5%
54.4%
55.6%
56.8%
EBIT (Non GAAP)
12.5
12.1
7.1
14.0
15.8
19.2
24.5
26.7
31.1
36.6
42.9
% Margin
17.6%
15.1%
7.3%
11.6%
11.3%
13.5%
14.7%
14.8%
15.8%
17.2%
18.5%
Adjusted EBIT
(1)
12.5
12.1
7.1
13.0
15.1
18.8
24.0
26.2
30.5
36.0
42.3
% Margin
17.6%
15.1%
7.3%
10.8%
10.8%
13.2%
14.4%
14.5%
15.6%
16.9%
18.3%
Depreciation
3.8
4.7
6.3
5.1
7.8
7.5
7.1
8.3
8.8
9.0
8.7
% Revenues
5.3%
5.9%
6.4%
4.2%
5.5%
5.3%
4.3%
4.6%
4.5%
4.2%
3.8%
% Capex
141.2%
81.1%
86.7%
39.5%
178.2%
221.5%
83.2%
79.8%
79.2%
79.1%
78.7%
Adjusted EBITDA
(1)
16.3
16.8
13.3
18.1
22.9
26.3
31.2
34.4
39.3
45.0
51.0
% Margin
22.9%
20.9%
13.7%
15.0%
16.3%
18.5%
18.7%
19.1%
20.0%
21.1%
22.0%
Capex
(2.7)
(5.8)
(7.2)
(12.9)
(4.4)
(3.4)
(8.6)
(10.4)
(11.1)
(11.4)
(11.0)
% Revenues
3.8%
7.3%
7.4%
10.7%
3.1%
2.4%
5.2%
5.7%
5.7%
5.3%
4.8%
∆  Net Working Capital
(4.6)
(1.8)
(14.0)
(5.0)
0.3
(0.8)
(4.9)
(1.7)
(1.9)
(1.9)
(1.9)
% ∆ Revenues
(41.3%)
(20.1%)
(82.6%)
(21.5%)
1.6%
(37.9%)
(20.3%)
(11.8%)
(11.7%)
(11.2%)
(10.3%)

Privileged and Confidential / Not to be Copied or Distributed
BASE CASE AT €/$1.20, $/NIS 3.80 - ADJUSTED FOR CAPEX AND D&A(1)
– Based on Shamrock
 management plan at €/$
 1.40, adjusted for (i) lower
 organic growth from 2010
 (5%), (ii) lower €/$ rate
 (1.20 vs. 1.40) and (iii) lower
 $/ NIS rate (3.80 vs. 3.85)
Note: (1) Trigger Foresight indicated on 20-Jun-10 that due to FX effects, capex should be adjusted by $0.5m per year (i.e. 1/3 of capex is €-dominated)
 (2) Non GAAP post cost of stock options (c. $0.5m per year)
APPENDIX
(in USDm, FY end Dec)
2004A
2005A
2006A
2007A
2008A
2009PF
2010E
2011E
2012E
2013E
2014E
Revenues
60.1
71.3
80.4
97.3
120.4
140.3
151.0
153.4
157.9
165.8
174.1
182.8
% Growth
12.8%
21.0%
23.8%
16.5%
7.6%
1.6%
2.9%
5.0%
5.0%
5.0%
COGS
(33.4)
(36.0)
(44.0)
(55.9)
(64.4)
(69.5)
(72.0)
(74.3)
(76.5)
(78.3)
(80.0)
% Revenues
(46.9%)
(44.8%)
(45.3%)
(46.4%)
(45.9%)
(46.0%)
(46.9%)
(47.0%)
(46.2%)
(45.0%)
(43.7%)
Non-GAAP/GAAP
Gross Profit
37.9
44.3
53.2
64.6
75.9
81.4
81.4
83.6
89.3
95.8
102.8
% Revenues
53.1%
55.2%
54.7%
53.6%
54.1%
54.0%
53.1%
53.0%
53.8%
55.0%
56.3%
EBIT (Non GAAP)
12.5
12.1
7.1
14.0
15.8
20.0
22.4
22.5
25.3
28.9
32.9
% Margin
17.6%
15.1%
7.3%
11.6%
11.3%
13.3%
14.6%
14.2%
15.3%
16.6%
18.0%
Adjusted EBIT
(2)
12.5
12.1
7.1
13.0
15.1
19.6
21.9
21.9
24.8
28.3
32.3
% Margin
17.6%
15.1%
7.3%
10.8%
10.8%
13.0%
14.3%
13.9%
14.9%
16.3%
17.6%
Depreciation
3.8
4.7
6.3
5.1
7.8
7.5
7.7
8.2
8.7
8.8
8.4
% Revenues
5.3%
5.9%
6.4%
4.2%
5.5%
5.0%
5.0%
5.2%
5.2%
5.0%
4.6%
% Capex
141.2%
81.1%
86.7%
39.5%
178.2%
221.5%
93.0%
84.9%
83.0%
82.4%
81.7%
Adjusted EBITDA
(2)
16.3
16.8
13.3
18.1
22.9
27.1
29.6
30.2
33.4
37.1
40.6
% Margin
22.9%
20.9%
13.7%
15.0%
16.3%
18.0%
19.3%
19.1%
20.2%
21.3%
22.2%
Capex
(2.7)
(5.8)
(7.2)
(12.9)
(4.4)
(3.4)
(8.3)
(9.7)
(10.4)
(10.6)
(10.2)
%  Revenues
3.8%
7.3%
7.4%
10.7%
3.1%
2.3%
5.4%
6.1%
6.3%
6.1%
5.6%
∆  Net Working Capital
(4.6)
(1.8)
(14.0)
(5.0)
0.3
(0.8)
(1.6)
(1.4)
(1.6)
(1.6)
(1.6)
% ∆  Revenues
(41.3%)
(20.1%)
(82.6%)
(21.5%)
1.6%
(7.3%)
(66.3%)
(30.8%)
(20.4%)
(19.9%)
(18.4%)

Privileged and Confidential / Not to be Copied or Distributed
TRADING COMPARABLES ANALYSIS
EV/ EBITDA(1)
PRICE/ EARNINGS
Sources:  Company Filings, Factset, IBES estimates. PWP base case assumptions for Osaka
Notes: Share prices as of 08 July 2010. Financials calendarised to December year end
 (1) Enterprise value calculated as market capitalisation plus net debt, minority interest, pensions and other post retirement obligations and less associates
 (2) Net debt and FY09A financials pro forma for FGX acquisition
n/m
– Essilor is the best comparable
 in optical lenses, but benefits
 from a premium valuation due
 to its financial track-record,
 stability and firmly established
 world leader position
– Hoya includes pure play
 Hoya Vision which however
 only makes up 25% of total
 turnover
– Luxottica, Cooper and Safilo
 are secondary comparables due
 to their focus on frames and
 distribution
– Osaka trading below its
 broadly defined peer group due
 to its smaller scale and lack of
 visibility
(2)
(2)
Mean 2009: 11.4x
Mean 2010:  10.2x
Mean 2011: 8.8x
Mean 2009: 24.1x
Mean 2010:  19.1x
Mean 2011: 18.4x
12.3%
10.5%
27.4%
9.1%
10.1%
EBITDA CAGR ’09 - ’11
5.5%
n/m
APPENDIX
13.9x
8.0x
13.1x
10.2x
11.9x
6.1x
12.7x
7.4x
11.5x
9.2x
10.1x
5.6x
11.4x
6.7x
10.3x
8.4x
7.4x
5.5x
-
2x
4x
6x
8x
10x
12x
14x
16x
Essilor
Hoya
Luxottica
Cooper
Safilo
Osaka
2009
2010
2011
25.4x
25.1x
28.2x
17.8x
10.7x
22.4x
15.8x
21.2x
16.9x
8.9x
19.8x
13.8x
18.0x
14.7x
25.8x
8.7x
-
5x
10x
15x
20x
25x
30x
35x
Essilor
Hoya
Luxottica
Cooper
Safilo
Osaka
2009
2010
2011

Privileged and Confidential / Not to be Copied or Distributed
REVISED SHAMROCK ENTERPRISE VALUE CALCULATION
Source:  Information provided by Shamrock, PwC report “Preliminary findings”
Value per Share (after dilution from stock options) - Excluding Adjustments to Net Financial Debt
Note: Estimated by applying 11.0x EBIT multiple on 2010E minority interest
Value per Share (after dilution from stock options) - Excluding Adjustments to Net Financial Debt
All figures in $ millions
– The adjustment to net debt
 results in a reduction in
 value per share of c. $0.4
APPENDIX
Illustrative Enterprise Value Range
210
230
250
270
Less: Minorities
(10.5)
(10.5)
(10.5)
(10.5)
Plus: Book Value of Associates
1.3
1.3
1.3
1.3
Short-Term Debt
(14.7)
(14.7)
(14.7)
(14.7)
Long-Term Debt
(13.7)
(13.7)
(13.7)
(13.7)
Cash and Cash Equivalents
30.1
30.1
30.1
30.1
Plus: Reported Net Financial Cash
1.7
1.7
1.7
1.7
Less: Adjustments to Net Financial Debt
(7.6)
(7.6)
(7.6)
(7.6)
Equity Value
194.9
214.9
234.9
254.9
Number of Shares Outstanding
16.8
16.8
16.8
16.8
Value per Share (before dilution from stock options)
11.6
12.8
14.0
15.2
Dilutive Impact of Stock Options
0.4
0.5
0.5
0.6
Value per Share (after dilution from stock options) - Including Adjustments to Net Financial Debt
11.4
12.5
13.6
14.7
Value per Share (after dilution from stock options) - Excluding Adjustments to Net Financial Debt
11.8
12.9
14.0
15.1

Privileged and Confidential / Not to be Copied or Distributed
REVISION OF 2009 EBITDA
Source:  Information provided by Shamrock, PwC report “Preliminary findings”
All figures in $ millions
APPENDIX
Operating Income (GAAP)
17.3
D&A
8.7
2009 EBITDA (GAAP)
26.0
+
Former CEO compensation
0.3
Management Adjustments
0.3
-
Transition marketing grant for Turkey
(0.1)
+
Double salary payments due to CEO change
0.1
+
Perimeter change pro forma impact
0.8
Adjustments
0.8
=
Adjusted 2009 EBITDA (PWP)
27.1
+
Stock based compensation (not factored in by PwC)
0.5
-
Minority interest share in fully consolidated entities (factored in separately in the valuation analysis)
(0.8)
=
Adjusted 2009 EBITDA (PwC)
26.7
Reconciliation with 2009 EBITDA used for valuation on 22 June
Prior EBITDA (PWP)
27.4
Revise Estimated Perimeter change PF Impact
(1.1)
Revised Perimeter Change PF Impact
0.8
Adjusted EBITDA (PWP)
27.1
Perimeter Change Pro Forma Impact on 2009 EBITDA
Shamirlens Co., Ltd Thailand (6m pro forma impact)
0.1
K-T Optic Co., Ltd (6m pro forma impact)
0.1
Shamir Australia (Pyt) Ltd (10m pro forma impact)
0.6
Total
0.8

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